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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                       Date of Report: January 24, 2000
                       (Date of earliest event reported)


                                 CHEROKEE INC.
            (exact name of registrant as specified in its charter)

           Delaware                 Commission File:         95-4182437
 (State or other jurisdiction           0-18640           (I.R.S. Employer
      of incorporation or                                Identification No.)
        organization)

                              6835 Valjean Avenue
                          Van Nuys, California 91406
         (Address of Principal executive offices, including zip code)


                                (818) 908-9868
             (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

          Cherokee Inc. hereby incorporates by reference its press release dated January 24, 2000, a copy of which is included as Exhibit 99.1 attached hereto.

                                   * * * * *
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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS


Exhibit
  No.                      Description
-------                    -----------
99.1           Press Release dated January 24, 2000
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                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHEROKEE INC.



Date:  January 25, 2000                      By  /s/ Carol Gratzke
                                                ________________________________
                                                Name:  Carol Gratzke
                                                Title: Chief Financial Officer
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                                 EXHIBIT INDEX

                                                                  Sequentially
Exhibit                                                             Numbered
  No.              Description                                        Page
-------            -----------                                    ------------
99.1               Press Release dated January 24, 2000